UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2012

PRESIDENTIAL LIFE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-05486	13-2652144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Lydecker Street

Nyack, New York 10960

(Address of Principal executive offices, including Zip Code)

(845) 358-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2012, Jay Matalon, Vice President and Chief Accounting Officer of Presidential Life Corporation (the “Company”), notified the Company of his resignation from all of his positions at the Company. His last day of employment at the Company will be October 5, 2012.

Mr. Matalon’s resignation was not due to any disagreements with the Company over accounting policies or practices.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: September 21, 2012	By:	/s/ Donald L. Barnes
	Name:	Donald L. Barnes
	Title:	Chief Executive Officer